Rule 497(e)
                                                         File Nos. 33-40771
                                                                   811-5502



                      COMSTOCK PARTNERS FUNDS, INC.


                      Comstock Partners Strategy Fund
                   Comstock Partners Capital Value Fund

                       10 Exchange Place, Suite 2010,
                     Jersey City, New Jersey 07302-3913
                              (201) 332-4436


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                                September 3, 1996
                           as revised December 16, 1996



                      STATEMENT OF ADDITIONAL INFORMATION

     Comstock Partners Funds, Inc. (the "Company") is an open-end, management investment company offering shares in two separate portfolios: Comstock Partners Strategy Fund (the "Strategy Fund") and Comstock Partners Capital Value Fund (the "Capital Value Fund" and, together with the Strategy Fund, the "Funds"). The Strategy Fund and the Capital Value Fund are each referred to herein as a "Fund".

     Comstock Partners Strategy Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, over the long-term investment horizon by investing primarily in a portfolio of debt securities. The Strategy Fund is classified as a non-diversified portfolio.

     Comstock Partners Capital Value Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Fund invests in a wide range of equity and debt securities and money market instruments. The Capital Value Fund is classified as a diversified portfolio.

     The Strategy Fund currently offers Class A and Class C shares. Class O Shares are no longer issued by the Strategy Fund except in connection with the reinvestment of dividends on outstanding Class O shares. The Capital Value Fund currently offers four classes of shares: Class A, Class B, Class C and Class R.

     This Statement of Additional Information is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds' Prospectus dated Septebmer 3, 1996 (which may be revised from time to time) (the "Prospectus"). This Statement of Additional Information contains additional information to that set forth in the Prospectus and should be read in conjunction with the Prospectus, additional copies of which may be obtained without charge by sending your request in writing to 144 Glenn
Curtis Boulevard, Uniondale, New York 11556-0144, or by calling 1-800-645-6561.


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                               TABLE OF CONTENTS

                                                                        page

Description of Bond and Commercial Paper Ratings  . . . . . . . . . . .    3
Additional Information Concerning Portfolio Activities  . . . . . . . .    5
Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . .   23
Management Arrangements . . . . . . . . . . . . . . . . . . . . . . . .   27
Purchase of Fund Shares . . . . . . . . . . . . . . . . . . . . . . . .   35
Redemption of Fund Shares . . . . . . . . . . . . . . . . . . . . . . .   36
Shareholder Services  . . . . . . . . . . . . . . . . . . . . . . . . .   37
Service and Distribution Plans  . . . . . . . . . . . . . . . . . . . .   41
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . .   42
Additional Information Concerning Taxes . . . . . . . . . . . . . . . .   44
Performance Information . . . . . . . . . . . . . . . . . . . . . . . .   47
Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . . .   52
Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   53
Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   54
Transfer Agent and Dividend Disbursing Agent  . . . . . . . . . . . . .   54
Experts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
Other Information . . . . . . . . . . . . . . . . . . . . . . . . . . .   55


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                DESCRIPTION OF BOND AND COMMERCIAL PAPER RATINGS

     A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, Comstock Partners, Inc., the Funds' investment adviser (the "Investment Adviser") believes that the quality of debt securities in which a Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The Investment Adviser will utilize Moody's Investors Service, Inc. ("Moody's") and/or Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P") for determining the applicable ratings.

Bonds

     Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating), they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuations of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Moody's Baa rated bonds are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds which are rated Ba are judged to have speculative elements because their future cannot be considered as well assured. Uncertainty of position characterizes bonds in this class, because the protection of interest and principal payments may be very moderate and not well safeguarded.

     Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such securities may be in default or there may be present elements of danger with respect to principal or interest.


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Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Bonds rated AA by S&P have a very strong capacity to pay interest and principal and differ only in a small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and have an extremely strong capacity to pay interest and principal. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     S&P's BBB rated bonds are regarded as having adequate capacity to pay interest and principal. Although these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal.

     Bonds rated-BB, B, CCC, CC and C are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds rated D are in default, and payment of interest and/or principal is in arrears.


Commercial Paper

     Moody's: The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) rated Prime-1 are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers (or related supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. Issuers (or related supporting institutions) rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations.

     S&P: Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelmingly safe characteristics are denoted A-l+. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying an A-3 designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


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             ADDITIONAL INFORMATION CONCERNING PORTFOLIO ACTIVITIES

Options, Futures and Currency Transactions

     The Funds are not commodity pools and all futures transactions engaged in by the Fund must constitute bona fide hedging in accordance with the Commodity Exchange Act, as amended, and the rules and regulations promulgated by the Commodity Futures Trading Commission ("CFTC"); provided, however, that a Fund may enter into futures contracts or options thereon for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of that Fund's portfolio; provided further, that in case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Because the 5% limitation applies only at the time a Fund enters into a futures contract or option thereon, the value of futures contracts and options thereon may be significantly more or less than 5% of the value of that Fund's portfolio. The Funds may write covered call or put options on securities and stock indices and purchase put and call options on securities and stock indices for speculative purposes. In addition, through the writing of covered options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts and related options on such futures contracts, the Investment Adviser may at times seek to hedge against a decline in the value of securities included in a Fund's portfolio or an increase in the price of securities which it plans to purchase for a Fund; provided, that the value of all futures contracts sold by a Fund will not exceed the total market value of the Fund's portfolio securities; and provided, further, that with respect to all futures contracts traded by a Fund, the Fund will establish a segregated account consisting of cash or cash equivalents (or other instruments permitted under applicable regulations) in an amount equal to the total market value of such futures contracts less the amount of initial margin on deposit for such contracts. Expenses and losses incurred by a Fund as a result of such hedging strategies will reduce that Fund's current return.

     The ability of the Funds to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. In addition, daily limits on price fluctuations on exchanges on which the Funds conduct their futures and options transactions may prevent the prompt liquidation of positions at the optimal time, thus subjecting the Funds to the potential of losses. Therefore no assurance can be given that the Funds will be able to utilize these instruments effectively for the purposes stated below. Furthermore, the Funds' ability to engage in options and futures transactions may be limited by tax considerations. Options and futures transactions may involve certain risks which are described below.

     In connection with transactions in stock index futures contracts, interest rate futures contracts and options thereon written by the Funds on such futures contracts, a Fund engaging in such transactions will be required to deposit as "initial margin" an amount of cash and short-term United States Government securities equal to 5% to 8% of the contract amount. Thereafter, subsequent


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payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

     Writing Covered Options on Securities. Each Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as its Investment Adviser determines is appropriate in seeking to attain its objectives. Call options written by a Fund give the holder the right to buy the underlying securities from that Fund at a stated exercise price; put options give the holder the right to sell the underlying security to a Fund at a stated price.

     Each Fund may write only covered options, which means that, so long as that Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, each Fund will maintain in a separate account cash or short-term United States Government securities with a value equal to or greater than the exercise price of the underlying securities. Each Fund may also write combinations of covered puts and calls on the same underlying security.

     Each Fund intends to treat certain options in respect of specific securities that are not traded on a securities exchange and the securities underlying covered call options written by a Fund as illiquid securities. See "Investment Objectives and Policies -- Certain Additional Investments and Investment Strategies -- Illiquid Securities" in the Prospectus.

     Each Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

     Each Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by that Fund.


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     Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the time the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (a) in-the-money call options when the Investment Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Investment Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when the Investment Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

     So long as a Fund's obligation as the writer of an option continues, a Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

     Put and Call Options on Securities. Each Fund may purchase put options for speculative purposes or to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options for hedging purposes, the Fund engaging in that transaction will reduce any profit it might otherwise have realized on its underlying security by the premium paid for the put option and by transaction costs.

     Each Fund may also purchase call options for speculative purposes or to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since a Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options for hedging purposes, the Fund engaging in that transaction will reduce any profit it might


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have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

     Alternatively, the Investment Adviser may purchase a call or a put option on a security in lieu of an actual investment in, or disposition of, a particular security if it expects an increase or a decrease, as the case may be, in the price of the security.

     The purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

     An option position may be closed out only if a secondary market for an option of the same series exists on a recognized national securities exchange or in the over-the-counter market. Because of this fact and current trading conditions, the Funds expect to purchase only call or put options issued by the Options Clearing Corporation. The Funds expect to write options on national securities exchanges and in the over-the-counter market.

     While they may choose to do otherwise, the Funds generally will purchase or write only those options for which the Investment Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

     Purchase and Sale of Options and Futures Contracts on Stock Indices. Each Fund may purchase put and call options and write covered put and call options on stock indices for speculative purposes or as a hedge against movements in the equity markets. Each Fund may also purchase and sell stock index futures contracts for speculative purposes or as a hedge against movements in the equity markets.

     Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index ordinarily gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a


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specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in stock included in the index rather than price movements in particular stocks. When a Fund writes an option on a stock index, it will establish a segregated account with the Fund's custodian in which it will deposit cash or cash equivalents (or other instruments permitted under applicable regulations) or a combination thereof in an amount equal to the market value of the option, and it will maintain the account while the option is open. As indicated above, the purchase of an option entails a risk of loss of the entire investment because an option may become worthless upon expiration.

     A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     If the Investment Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Investment Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of that Fund's position in such put option or futures contract.

     Alternatively, the Investment Adviser may purchase a call or a put option (or buy or sell a futures contract) on a stock index in lieu of an actual investment in, or disposition of, particular equity securities if it expects an increase or a decrease, as the case may be, in general stock market prices.

     Purchase and Sale of Interest Rate Futures Contracts. Each Fund may purchase and sell interest rate futures contracts on United States Treasury bills, notes and bonds for speculative purposes or to hedge its portfolio of fixed income securities against the adverse effects of anticipated movements in interest rates.

     Each Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value of that Fund. This interest rate risk can be reduced without employing futures contracts as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would as a result of the shortening of maturities typically reduce the average yield of the Fund engaging in the strategy.


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      The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of that Fund's investments which are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than the transaction costs incurred in the purchase and sale of portfolio securities.

     Each Fund may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested in debt securities it intends to purchase. As such purchases are made, the Funds intend that an equivalent amount of futures contracts will be closed out.

     Alternatively, the Investment Adviser may buy or sell an interest rate futures contract in lieu of an actual investment in, or disposition of, particular fixed income securities if it expects an increase or a decrease, as the case may be, in interest rates.

     Options on Stock Index Futures Contracts and Interest Rate Futures Contracts. Each Fund may purchase call and put options and write covered call and put options on stock index and interest rate futures contracts. A Fund may use such options on futures contracts for speculative purposes or in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures contracts or interest rate futures contracts, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write covered put options on stock index or interest rate futures contracts, rather than purchasing such futures contracts, to hedge against possible increases in the price of equity securities or debt securities, respectively, which that Fund intends to purchase.

     Foreign Currency Transactions. Each Fund may enter into forward foreign currency exchange contracts ("forward contracts") for speculative purposes or to attempt to minimize the risk to the Fund from adverse changes in the relationship between the United States dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. A Fund may enter into a forward contract for hedging purposes, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the United States dollar price of the security. Likewise, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when a Fund believes that the United States dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount. This second investment practice is generally referred to as "cross-hedging." The Fund may enter into a


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forward contract for speculative purposes in order to seek to take advantage of changes in the relative values of two currencies which the Investment Adviser believes may occur. Because in connection with a Fund's foreign currency forward transactions an amount of the Fund's assets equal to the amount of the purchase will be held aside or segregated to be used to pay for the commitment, each Fund will always have cash, cash equivalents or readily marketable securities available that are sufficient to cover any commitments of the Fund under these contracts or to limit any potential risk. The segregated account will be maintained with the relevant Fund's custodian or a sub-custodian and marked-to-market on a daily basis. While these contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the United States dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts.

     Each Fund may purchase put and call options and write covered call and put options on foreign currencies for speculative purposes or for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As is the case with other kinds of options, however, the writing of an option on foreign currency for hedging purposes will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on United States and foreign exchanges or over-the-counter.

      Each Fund may enter into exchange-traded contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures contracts"). This investment technique may be used for speculative purposes or to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of a Fund's portfolio securities or adversely affect the prices of securities that the Fund intends to purchase at a later date. The successful use of foreign currency futures contracts will depend, in part, on the Investment Adviser's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Funds may not achieve the anticipated benefits of foreign currency futures contracts or may realize losses. The costs, limitations and risks associated with transactions in foreign currency futures contracts are similar to those associated with other types of futures contracts discussed in this Statement of Additional Information under "Options, Futures and Currency Transactions."

     The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future.

     If a devaluation is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), may cause a Fund to restrict the degree to which it engages in currency transactions. See "Additional Information Concerning Taxes."

     Risk Factors in Derivatives Transactions. Derivatives transactions involve special risks, including possible default by the other party to the transaction, illiquidity, increased volatility in the relevant Fund's net asset value and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of such instruments could result in substantially greater losses than if it had not been used. Use of put and call options could result in losses to a Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell. The use of currency transactions could result in the Fund's incurring losses as a result of the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency in addition to exchange rate fluctuations. The use of options and futures transactions entails certain special risks. In particular, in the case of hedging, the variable degree of correlation between price movements of options or futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the instrument will be greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of options, futures or currency transactions will reduce the Fund's net asset value, and possibly income, and the losses may be greater than if such instruments had not been used.

Short-Selling

     The Capital Value Fund may engage in short-selling. Until the Capital Value Fund replaces a borrowed security in connection with a short sale, the Capital Value Fund will: (a) maintain daily a segregated account, containing cash, U.S. Government securities, or other instruments permitted under applicable regulations, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position.

Bank Obligations

     Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("CDs") may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic branches of domestic banks generally are required, among other things, to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower and are subject to other regulation designed to promote financial soundness. However, not all such laws and regulations apply to foreign branches of domestic banks.

     Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as CDs and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of United States branches of foreign banks may be general obligations of the parent banks in addition to the issuing branches, or may be limited by the terms of a specific obligation and by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, Federal branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and
(2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of

Federal and State branches generally must be insured by the FDIC if such branches take deposits of less than $100,000.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, foreign branches of foreign banks or domestic branches of foreign banks, the Investment Adviser carefully evaluate such investments on a case-by-case basis.

Repurchase Agreements

     Each Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by that Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. The Sub-Investment Adviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Each Fund will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

Brady Bonds

     The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance. The following emerging market countries have issued Brady Bonds: Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, the Philippines, Poland, Uruguay and Venezuela. In addition, other countries may announce plans to issue Brady Bonds. The Funds may invest in Brady Bonds of emerging market countries that have been issued to date, as well as those which may be issued in the future.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of one percent above the then current six month LIBOR (London Interbank Offered
Rate). Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

Zero Coupon Securities and Discount Obligations

     When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be.

     Zero coupon securities and Discount Obligations tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and Discount Obligations appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Under current federal income tax law, the Fund is required to accrue as income each year a portion of the original issue discount with respect to zero coupon securities and other securities issued at a discount to the stated redemption price. Accordingly, a Fund may have to dispose of portfolio securities under disadvantageous circumstances in order to generate current cash to satisfy certain distribution requirements of that Fund. See "Additional Information Concerning Taxes."

Structured Investments

      Issuers of structured investments are typically organized by investment banking firms which receive fees in connection with establishing each issuing entity and arranging for the placement of its securities. This type of restructuring of investment characteristics involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured investments to create securities with different investment characteristics such as varying maturities, payment priorities or interest rate provisions; the extent of the payments made with respect to structured investments is dependent on the extent of the cash flow on the underlying instruments. Because structured investments of the type in which the Fund anticipates investing typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.

     Certain issuers of structured investments may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Funds' investment in these structured investments may be limited by the restrictions contained in the 1940 Act described under "Investment Objective and Policies" in the Funds' Prospectus. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for structured investments.

Preferred Stock

      As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a debt security with similar stated yield characteristics.

Convertible Securities

     Convertible securities are fixed income securities that may be converted into or exchanged for, at either a stated price or stated rate, underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and therefore also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     As fixed income securities, convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. However, like all fixed income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Warrants

     The value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Each Fund may invest up to 5% of the value of its net assets in warrants for equity securities, but will not invest more than 2% of the value of its net assets in warrants which are not listed on the New York or American Stock Exchange.

Depository Receipts

     Depository Receipts evidence ownership of underlying securities issued by either a non-U.S. or a U.S. corporation that have been deposited with a depositary or custodian bank. Depository Receipts may be issued in connection with an offering of securities by the issuer of the underlying securities or issued by a depositary bank as a vehicle to promote investment and trading in the underlying securities. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of non-U.S. issuers held on deposit for use in the U.S. securities markets. GDRs, EDRs and other types of Depository Receipts are typically issued by a U.S. bank or trust company and traded principally in the U.S. and other international markets.

Rule 144A Securities

     As indicated in the Prospectus, each Fund may purchase certain restricted securities ("Rule 144A Securities") for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers.

     One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. The Board of Directors has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid for purposes of the Fund's 15% limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Board of Directors has delegated to the Investment Adviser the determination as to whether a particular security is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors periodically reviews the Fund's purchases and sales of Rule 144A securities and the Investment Adviser's compliance with the above procedures.


Loan Participation and Assignments

     As indicated in the Prospectus, the Capital Value Fund may invest in Participations and Assignments while the Strategy Fund may invest only in Participations. When the Capital Value Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan (as such terms, and other capitalized terms used in this paragraph, are defined in the Prospectus). Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Capital Value Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain Sovereign Debt Obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Capital Value Fund may acquire an interest in a Loan is through a Participation and not an Assignment. The Funds may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Funds' ability to dispose of particular Assignments or Participations when necessary to meet the Funds' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of an established secondary market for Assignments and Participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. A Fund will not invest more than 15% of the value of its net assets in Participations and (in the case of the Capital Value Fund) Assignments that are illiquid, and in other illiquid securities.

Leverage Through Borrowing (Capital Value Fund only)

     For borrowings for investment purposes, the 1940 Act requires the Capital Value Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Capital Value Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Capital Value Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent the Capital Value Fund enters into a reverse repurchase agreement, the Capital Value Fund will maintain in a segregated custodial account cash or U.S. Government securities or other high quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Capital Value Fund.

Lending Portfolio Securities

     To a limited extent, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Funds consider collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Funds to be the equivalent of cash. Such loans may not exceed 33 1/3% of the value of the relevant Fund's total assets. From time to time, a Fund may return to the borrower or a third party which is unaffiliated with that Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (i) the relevant Fund must receive at least 100% cash collateral from the borrower;
(ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and
(vi) while voting rights on the loaned securities may pass to the borrower, the Company's Directors must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

Certain Risk Factors

     Lower Rated Securities. Each Fund is permitted to invest in securities rated below Baa by Moody's and below BBB by S&P. Such securities, though higher yielding, are characterized by risk. See "Risk Factors" in the Prospectus for a discussion of certain risks and "Description of Bond and Commercial Paper Ratings" herein for a general description of Moody's and S&P ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Funds will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. It also is possible that a rating agency might not timely change the rating on a particular issue to reflect subsequent events. Once the rating of a security in a Fund's portfolio has been changed, the Investment Adviser will consider all circumstances deemed relevant in determining whether that Fund should continue to hold the security.

     Investors should be aware that the market values of many of these securities tend to be more sensitive to economic conditions than are higher rated securities and will fluctuate more over time. These securities are considered by S&P and Moody's, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories.

     Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

     Because there is no established retail secondary market for many of these securities, the Investment Adviser anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund's ability to dispose of particular issues when necessary to meet that Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing that Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

     These securities may be particularly susceptible to economic downturns. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence for default for such securities.

     A Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Funds have no arrangement with any persons concerning the acquisition of such securities, and the Investment Adviser will review carefully the credit and other characteristics pertinent to such new issues.

     Lower rated zero coupon securities and pay-in-kind bonds (in which the Capital Value Fund is limited to 5% of its total assets) involve special considerations. Such zero coupon securities, pay-in-kind or delayed interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Funds will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Funds may obtain no return at all on their investment. See "Additional Information Concerning Taxes."

     Investing in Sovereign Debt Obligations of Emerging Market Countries. Investing in Sovereign Debt Obligations involves economic and political risks. The Sovereign Debt Obligations in which the Funds will invest in most cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of Sovereign Debt Obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers. The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of a country's trading partners also could adversely affect the country's exports and diminish its trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

     To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

     Central banks and other governmental authorities which control the servicing of Sovereign Debt Obligations may not be willing or able to permit the payment of the principal or interest when due in accordance with the terms of the obligations. As a result, the issuers of Sovereign Debt Obligations may default on their obligations. Defaults on certain Sovereign Debt Obligations have occurred in the past. Holders of certain Sovereign Debt Obligations may be requested to participate in the restructuring and rescheduling of these obligations and to extend further loans to the issuers. These interests of holders of Sovereign Debt Obligations could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for Sovereign Debt Obligations also may be directly involved in negotiating the terms of these arrangements and, therefore, may have access to information not available to other market participants.

     Each Fund is permitted to invest in Sovereign Debt Obligations that are not current in the payment of interest or principal or are in default, so long as the Investment Adviser believes it to be consistent with that Fund's investment objective. A Fund may have limited legal recourse in the event of a default with respect to certain Sovereign Debt Obligations it holds. Bankruptcy, moratorium and other similar laws applicable to issuers of Sovereign Debt Obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of Sovereign Debt Obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

     Another factor bearing on the ability of a country to repay Sovereign Debt Obligations is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its Sovereign Debt Obligations.

     Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund will invest and could adversely affect the Fund's assets should these conditions or events recur.

     Foreign investment in certain Sovereign Debt Obligations is restricted or controlled to varying degrees. These restrictions or controls at times may limit or preclude foreign investment in certain Sovereign Debt Obligations and increase the costs and expenses of the Fund investing in such instruments. Certain countries in which the Funds will invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

     In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.


                            INVESTMENT RESTRICTIONS

        Comstock Partners Capital Value Fund  (Fundamental Restrictions)

     In addition to the restrictions described under "Investment Restrictions" in the Prospectus, the Capital Value Fund may not:

          1. Make loans to others, except through the purchase of debt obligations or the entry into repurchase agreements. However, the Fund may lend its portfolio securities in any amount not to exceed 33 1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board of Directors.

          2. Purchase securities on margin, but the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

          3.   Purchase or sell commodities or commodity contracts.

          4. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow or similar arrangements in connection with portfolio transactions, such as in connection with writing covered options and the purchase of securities on a when-issued or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to options, futures contracts, including those relating to indices, and options on futures contracts or indices, or in connection with the purchase of any securities on margin for purposes of Investment Restriction No. 2 above.

          5. Purchase the obligations of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities may be purchased, without regard to such limitations.

          6. Purchase, hold or deal in real estate, but this shall not prohibit the Fund from investing in securities of companies engaged in real estate activities or investments.

          7. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

           Comstock Partners Strategy Fund (Fundamental Restrictions)

     In addition to the restrictions described under "Investment Restrictions" in the Prospectus, the Strategy Fund may not:

          1. Make loans of securities to other persons in excess of 33-1/3% of its total assets; provided the Fund may invest without limitation in short-term obligations (including repurchase agreements) and publicly distributed obligations.

          2. Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

          3. Purchase or sell real estate or any interest therein, except securities issued by companies (including partnerships and real estate investment trusts) that invest in real estate or interests therein.

          4. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures and options on futures.

          5. Purchase or sell commodities or commodity contracts, except that, for the purpose of hedging, it may enter into (i) contracts for the purchase or sale of debt and/or equity securities for future delivery, including futures contracts and options on domestic and foreign securities indices and (ii) forward foreign currency exchange contracts and foreign currency futures contracts, as well as option contracts on foreign currencies.

     The Capital Value Fund has adopted restriction 3 above, and the Strategy Fund has adopted restriction number 5 above, in order to comply with certain state securities laws. In these laws, the term "commodity contract" is defined as a "contract or option providing for the delivery or receipt at a future date of a specified amount and grade of a traded commodity at a specified price and delivery point." None of the transactions described in the Funds' Prospectus under the caption "Certain Additional Investments and Investment Strategies - Derivatives Transactions - Options, Futures and Currencies" and in this Statement of Additional Information under the caption "Additional Information Concerning Portfolio Activities - Options, Futures and Currency Transactions" (other than certain transactions involving securities or indices of securities, which the Funds do not consider to be "commodities" for purposes of this restriction) involves the delivery or receipt of a commodity; all such transactions are settled by means of cash payments. Accordingly, such transactions are not subject to the restrictions set forth above.

     A Fund's fundamental investment restrictions set forth above, together with those described in the Prospectus, may not be changed without the affirmative vote of the holders of a majority of that Fund's outstanding voting securities, as defined under "Capital Stock" in this Statement of Additional Information.


      Comstock Partners Capital Value Fund (Other Investment Restrictions)

     In addition to the fundamental investment restrictions set forth above, the Company's Board of Directors has adopted the following investment restrictions with respect to the Capital Value Fund in order to comply with certain legal requirements. The following restrictions are not fundamental policies of the Capital Value Fund and may be changed by the Company's Board of Directors without the approval of shareholders of the Capital Value Fund. The Capital Value Fund may not:

          1. Purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer. This restriction applies only with respect to 75% of the Fund's assets.

          2. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

          3. Purchase securities of investment companies except (a) in the open market where no commission except the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total voting stock of any one investment company, (ii) 5% of its net assets with respect to any one investment company and (iii) 10% of its net assets in the aggregate, or (b) those received as part of a merger or consolidation.

          4. Purchase or retain the securities of any issuer if the officers or directors of the Company, its Investment Adviser or Sub-Investment Adviser who individually own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

          5. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

          6. Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund's Prospectus and this Statement of Additional Information.

          7. Invest more than 2% of the value of the Fund's net assets in warrants which are not listed on the New York Stock Exchange or American Stock Exchange, or more than 5% of the value of the Fund's net assets in warrants regardless of whether so listed.

          8. Invest in interests in oil, gas or mineral exploration or development programs.

          9. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more that 15% of the value of the Fund's net assets would be so invested.

        Comstock Partners Strategy Fund (Other Investment Restrictions)

     In addition to the fundamental investment restrictions set forth above, the Company's Board of Directors has adopted the following investment restrictions with respect to the Strategy Fund in order to comply with certain legal requirements. The following restrictions are not fundamental policies of the Strategy Fund and may be changed by the Company's Board of Directors without the approval of shareholders of the Strategy Fund. The Strategy Fund may not:

          1. Invest more than 5% of its total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, or in equity securities of issuers which are not readily marketable.

          2. Invest in oil, gas or other mineral exploration development programs or leases.

          3. Invest more than 2% of the value of the Fund's net assets in warrants which are not listed on the New York Stock Exchange or American Stock Exchange, or more than 5% of the value of the Fund's net assets in warrants regardless of whether so listed.

          4. Invest in securities issued by other open-end investment companies.

          5. Purchase or sell securities issued by companies (including partnerships and real estate investment trusts) that invest in real estate or interests therein, except readily marketable interests in real estate investment trusts or readily marketable securities of companies (including partnerships) which invest in real estate.

          6. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

          7. Invest more than 15% of its assets in illiquid securities. Notwithstanding such 15% limitation, to the extent the laws of any state in which the Fund's shares are registered or qualified for sale require a lower limitation, the Fund will observe such limitation. As of the date hereof, therefore, the Fund will not invest more than 10% of its total assets in securities which are subject to this investment restriction (7). Rule 144A securities determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction (7).
                            _______________________



     If a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation.

     If a percentage restriction is adhered to at the time an investment is made, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction. However, in the event that asset coverage on any borrowing by a Fund falls below the level required by Section 18 of the 1940 Act, that Fund will reduce its borrowings to the extent it is required to do so by Section 18(f)(1) of the 1940 Act.

     A Fund may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should a Fund determine that a commitment is no longer in the best interests of the Fund and its shareholders, the Funds reserve the right to revoke the commitment by terminating the sale of the relevant Fund's shares in the state involved.




                            MANAGEMENT ARRANGEMENTS

Directors and Officers

     The Board of Directors of the Company is responsible for the overall management and operation of the Funds. The directors and executive officers of the Company and their principal occupations during the last five years are set forth below.

                                                 Principal
                              Position(s)        Occupation(s)
Name, Address, and Age        with Company       During Past 5 Years
----------------------        ------------       -------------------

*Charles L. Minter            Director, Vice     Director, Vice
10 Exchange Place             Chairman of the    Chairman of the
Suite 2010                    Board, President,  Board and Secretary
Jersey City, NJ 07302-3913    and Member of      of Comstock
55 years old                  Executive          Partners, Inc.
                              Committee          since January 1987,
                                                 and President of
                                                 Comstock Partners,
                                                 Inc. since March
                                                 1994.

M. Bruce Adelberg             Director, Member   Consultant, MBA
MBA Research                  of                 Research Group and
33 Channel Lane               Audit Committee    Director of Carrols
Salem, SC 29676                                  Corporation (food
59 years old                                     services) and
                                                 Carrols Holdings,
                                                 Inc.

E.W. Kelley                   Director, Member   Managing General
Kelley & Partners, Ltd.       of Audit           Partner, Kelley &
36 South Pennsylvania Street  Committee          Partners, Ltd.
Suite 550                                        (consumer products
Indianapolis, IN                                 and services).
79 years old                                     Chairman,
                                                 Consolidated
                                                 Products, Inc.
                                                 (food services).

Sven B. Karlen, Jr.           Director, Member   General Partner of
Grandview Partners, L.P.      of Audit           Grandview Partners,
One Financial Center          Committee          L.P. (investments)
Boston, MA 02111
52 years old

Robert M. Smith               Director, Member   President, Smith
Ansbacher (Dublin)            of Audit           Advisers, Ltd.
Smith Advisers, LTD.          Committee          (investments), from
812 Coachway                                     January 1993 -
Annapolis, MD  21401                             November 1995,
66 years old                                     President and
                                                 Director of
                                                 Ansbacher (Dublin)
                                                 Asset Management
                                                 Ltd.

*W. Troy Hottenstein, CFA     Secretary          Chief Operating
10 Exchange Place                                Officer and, since
Suite 2010                                       1991, Research
Jersey City, NJ 07302-3913                       Analyst at Comstock
27 years old                                     Partners, Inc.

*Robert C. Ringstad           Vice President,    Vice President
10 Exchange Place             Treasurer, Chief   Operations--Regent
Suite 2010                    Financial Officer  Investor Services
Jersey City, NJ 07302-3913    and Assistant
65 years old                  Secretary

* Interested person as defined in the 1940 Act, because of affiliations with Comstock Partners, Inc., the Investment Adviser.

     For so long as the Class A, Class B or Class C Service and Distribution Plans remain in effect, the Directors of the Company who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Directors who are not "interested persons" of the Company.

     The Executive Committee of the Board of Directors of the Company exercises all of the powers and authority of the Board of Directors between meetings of the Board of Directors.

     As of July 1996, the Company pays each non-interested director a fee of $20,000 per year (consisting of $10,000 per portfolio of the Company), and reimburses each such director for expenses of attendance.

     No Director of the Company serves as a director of any other investment company advised or administered by The Dreyfus Corporation, the Funds' sub-investment adviser. None of the Company's officers, nor any affiliated persons of the Company, received aggregate compensation in excess of $60,000 from the Company during the fiscal year ended April 30, 1996. For the fiscal year ended April 30, 1996, the aggregate amount of fees and expenses received by each Director from the Company were as follows:


                                              Pension or
                                              Retirement                          Total
                             Aggregate         Benefits        Estimated         Compensation
                           Compensation     Accrued as Part   Annual Benefits    From Company
                               From           of Company         Upon            Paid to Board
Name of Board Member       Company<F1>        Expenses        Retirement           Member<F1>
---------------------      --------------     --------------  ---------------    -------------



Stanley D. Salvigsen             0                 0               0               0
Charles L. Minter                0                 0               0               0
M. Bruce Adelberg             $ 8,750              0               0            $ 8,750
Robert M. Goodyear, Jr.       $ 2,500              0               0            $ 2,500
Sven B. Karlen, Jr.           $   500              0               0            $   500
E. W. Kelley                  $17,500              0               0            $17,500
Bruce C. Lueck                $ 2,500              0               0            $ 2,500
Robert M. Smith               $17,500              0               0            $17,500
____________________

<F1>   Amount does not include reimbursed expenses for attending Board meetings, which amounted to $2,313.99 for the Company.


     As of August 22, 1996, the following entities were known by the Capital Value Fund to own, of record or beneficially, 5% or more of the Capital Value Fund's outstanding voting securities: Merrill Lynch, Pierce, Fenner & Smith Incorporated was the record owner of 22.6093% of the outstanding Class A shares, 31.7371% of the outstanding Class B shares and 61.0523% of the outstanding Class C shares, of the Capital Value Fund; and Westcliff Capital Management and Dreyfus Trust Co Custodian FBO Vance C Brown, respectively, were the record owners of 67.3524% and 29.1975% of the outstanding Class R shares.

     As of August 22, 1996, the following entities were known by the Strategy Fund to own, of record or beneficially, 5% or more of the Strategy Fund's outstanding voting securities: Merrill Lynch, Pierce, Fenner & Smith Incorporated was the record owner of 56.2996% of the outstanding Class O shares, 48.9348% of the outstanding Class A shares and 80.6177% of the outstanding Class C shares, of the Strategy Fund; and Southtrust Estate Trust

Company and National Bank of Georgia Trustee, respectively, were the record owners of 8.3393% and 5.2115% of the outstanding Class C shares.

     The officers and directors of the Company own less than 1% of each Class of the Funds.

Investment Adviser

     The Company, on behalf of the Capital Value Fund, has engaged the Investment Adviser to provide professional investment management for the Fund pursuant to an Investment Advisory Agreement, dated as of July 25, 1996, between the Fund and the Investment Adviser (the "Capital Value Fund Investment Advisory Agreement"). In addition, the Company, on behalf of the Strategy
Fund, has engaged the Investment Adviser to provide professional investment management for the Strategy Fund pursuant to an Amended Investment Advisory Agreement between the Fund and the Investment Adviser (the "Strategy Fund Investment Advisory Agreement"). Unless earlier terminated as described below, the Capital Value Fund Investment Advisory Agreement will remain in effect until two years from the date of its effectiveness and from year to year thereafter if approved annually (i) by a majority of the non-interested directors of the Company (as defined in the 1940 Act) and (ii) by the Board of Directors of the Company or by a majority of the outstanding shares of the Capital Value Fund (as defined in the 1940 Act). In addition, unless earlier terminated as described below, the Strategy Fund Investment Advisory Agreement will remain in effect until September 30, 1996 and from year to year thereafter if approved annually (i) by a majority of the non-interested directors of the Company (as defined in the 1940 Act) and (ii) by the Board of Directors of the Company or by a majority of the outstanding shares of the Strategy Fund (as defined in the 1940 Act). Either Investment Advisory Agreement may be terminated without penalty on 60 days' written notice by either party thereto or by vote of the stockholders of the relevant Fund, and will terminate automatically on assignment.

     The Company (including the Funds) may, so long as each Investment Advisory Agreement remains in effect, use "Comstock" as part of its name. The Investment Adviser may, upon termination of an Investment Advisory Agreement, require the Company (including the Funds) to refrain from using the name "Comstock" in any form or combination in its name or in its business.

     If expenses borne by a Fund in any fiscal year exceed expense limitations imposed by applicable state securities regulations, the Investment Adviser will reimburse that Fund for any such excess to the extent required by such regulations in an amount not to exceed the Investment Adviser's annual fee during the period in which such limitations were exceeded. Certain expenses such as brokerage commissions, taxes, extraordinary expenses and interest are excluded from such limitations, and the expenses incurred by Class A, Class B and Class C shares of the relevant Fund pursuant to the Fund's Class A, Class B and Class C Service and Distribution Plans, respectively, are included within such expenses only to the extent required by any state in which the Fund's shares are qualified for sale. California is the only state which currently imposes such an expense limitation. The limitation is 2.5% of the first $30 million of average net assets, 2.0% of the next $70 million of average net assets and 1.5% of the remaining average net assets.

     The investment advisory fees paid by the Strategy Fund to the Investment Adviser for the fiscal years ended April 30, 1994, April 30, 1995 and April 30, 1996 amounted to $3,427,585, $2,858,688, and $1,977,868, respectively. The
Capital Value Fund did not commence operations until July 25, 1996.

Sub-Investment Adviser

     The Company, on behalf of the Capital Value Fund, and the Investment Adviser, on behalf of the Strategy Fund, has engaged The Dreyfus Corporation (the "Sub-Investment Adviser") to provide sub-investment advisory services to the Funds.

     The Sub-Investment Advisory and Administration Agreement, dated as of July 25, 1996 (the "Capital Value Fund Sub-Investment Advisory Agreement"), between the Company and the Sub-Investment Adviser, will remain in effect until two years from the date of its effectiveness and from year to year thereafter if approved annually (i) by a majority of the non-interested directors (as defined in the 1940 Act) of the Company and (ii) by the Board of Directors of the Company or by a majority (as defined in the 1940 Act) of the outstanding shares of the Capital Value Fund. The Capital Value Fund Sub-Investment Advisory Agreement may be terminated without penalty on 60 days' written notice, by either party thereto, by the Company or by vote of the stockholders of the Fund, and will terminate automatically on assignment (as defined in the 1940
Act).

     In addition, the Amended Sub-Investment Advisory Agreement (the "Strategy Fund Sub-Investment Advisory Agreement"), between the Sub-Investment Adviser and the Investment Adviser, will remain in effect until September 30, 1996 and from year to year thereafter if approved annually (i) by a majority of the non-interested directors of the Company and (ii) by the Board of Directors of the Company or by a majority of the outstanding shares of the Fund. The Sub-Investment Advisory Agreement may be terminated without penalty on 60 days' written notice, by either party thereto, by the Company or by vote of the stockholders of the Fund, and will terminate automatically on assignment.

     Under the Capital Value Fund Sub-Investment Advisory Agreement, the Sub-Investment Adviser is obligated to waive, reduce or refund its fees received from the Company on behalf of the Fund if and to the extent that the Investment Adviser has waived, reduced or refunded all of the fees it was entitled to receive during the period expense limitations, applicable to the Fund and imposed by state securities laws, were exceeded and the Fund continues to exceed those limitations.

     Under the Strategy Fund Sub-Investment Advisory Agreement, the Sub-Investment Adviser is obligated to reimburse the Investment Adviser in proportion to the respective fees received by them to the extent that any expense limitations applicable to the Fund imposed by state securities laws are exceeded.

     For the fiscal years ended April 30, 1994, April 30, 1995, and April 30, 1996 the Sub-Investment Adviser received fees from the Investment Adviser with respect to the Strategy Fund in the amounts of $856,896, $714,673 and $494,467, respectively, from the Investment Adviser. The Capital Value Fund did not commence operations until July 25, 1996.

Administrator

          Under the terms of the Amended Administration Agreement between Princeton Administrators, L.P. (the "Princeton") and the Strategy Fund, Princeton performs or arranges for the performance of certain administrative services necessary for the operation of the Strategy Fund. For the services rendered to the Strategy Fund and the facilities furnished, the Strategy Fund pays Princeton a monthly fee equal to the greater of (i) $300,000 per annum ($25,000 per month), or (ii) an annual rate equal to .25% of the Strategy Fund's average daily net assets up to $100 million, .225% of the Strategy Fund's average daily net assets on the next $100 million, .20% of the Strategy Fund's average daily net assets on the next $400 million and 0.175% of the Strategy Fund's average daily net assets in excess of $600 million. Prior to January 1, 1994, the Strategy Fund paid Princeton a monthly fee equal to the greater of (i) $300,000 per annum ($25,000 per month), or (ii) an annual rate equal to .25% of the Strategy Fund's average daily net assets up to $200 million, .20% of the Strategy Fund's average daily net assets on the next $400 million and .175% of the Strategy Fund's average daily net assets in excess of $600 million. For the fiscal years ended April 30, 1994, April 30, 1995, and April 30, 1996, Princeton received fees pursuant to the contractual arrangements then in effect amounting to $1,268,159, $1,027,896 and $734,288, respectively, from the Strategy Fund.

      Under the terms of the Sub-Investment Advisory and Administration Agreement relating to the Capital Value Fund, the Sub-Investment Adviser has agreed to perform or arrange for the performance of certain administrative services necessary for the operation of the Capital Value Fund, including, among other responsibilities, supplying office facilities, statistical and research data, data processing services, clerical, accounting and bookkeeping services, internal auditing services, internal executive and administrative services, and stationery and office supplies; preparing reports to the Capital Value Fund's shareholders, tax returns, reports to and filings with state Blue Sky authorities; calculating the net asset value of the Capital Value Fund on a daily basis; and, subject to the supervision of the Company's Board of Directors, generally assisting in all aspects of the Capital Value Fund's operations (except with respect to investment advisory services provided by the Investment Adviser). For a description of the fees payable by Capital Value Fund to the Sub-Investment Adviser, see "Management Arrangements---Sub-Investment Adviser" above. The Capital Value Fund did not commence operations until July 25, 1996.

     Pursuant to an agreement, dated as of July 25, 1996, Princeton, the Sub-Investment Adviser and the Company agreed that, in addition to its responsibilities under the Sub-Investment Advisory Agreement relating to the Capital Value Fund, among other things, the Sub-Investment Adviser shall prepare and file all State Blue Sky filings for the Company, on behalf of the Strategy Fund, and prepare and file with the Securities and Exchange Commission each N-SAR for the Company. The Sub-Investment-Adviser agreed to adhere to the standard of care which applies to the Sub-Investment Adviser pursuant to the

Capital Value Fund Sub-Investment Advisory and Administration Agreement. In addition, the parties also agreed that Princeton shall have no responsibility for the performance of such services under the Strategy Fund Administration Agreement.

     In addition, pursuant to an agreement, dated as of July 25, 1996, Princeton, the Sub-Investment Adviser and the Company agreed that, in addition to its responsibilities under the Administration Agreement relating to the Strategy Fund, among other things, Princeton shall perform certain administrative services for the Capital Value Fund, including the preparation and distribution of materials to the Company's Board of Directors in connection with meetings of the Board and any committee thereof and the preparation and distribution of minutes to such meetings. Princeton agreed to adhere to the standard of care which applies Princeton pursuant to the Strategy Fund Administration Agreement. In addition, the parties also agreed that the Sub-Investment Adviser shall have no responsibility for the performance of such services under the Capital Value Fund Sub-Investment Advisory and Administration Agreement.

Fund Expenses

     Except for the expenses borne by the Investment Adviser, the Sub-Investment Adviser, Princeton and the Distributor (as described below) pursuant to their respective agreements, the Company, on behalf of the relevant Fund, will pay all expenses incurred in connection with its operation, including, among other things, organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, Securities and Exchange Commission fees and Blue Sky qualification fees, fees and expenses of non-interested directors, officers' and employees' fees (other than officers or employees of the Investment Advisor, the Sub-Investment Advisor or any affiliate thereof), investment and sub-investment advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's or such Fund's existence, payments to service organizations, costs of independent pricing services, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses. Expenses attributable solely to a particular Class, including the additional incremental shareholder administrative expenses resulting from the Class B and Class C deferred sales charge arrangements, are borne exclusively by that Class. In addition, the Class A shares of each of the Funds bear certain servicing expenses in accordance with the Class A Service and Distribution Plan, and the Class B shares of the Capital Value Fund and Class C shares of the Capital Value Fund and Strategy Fund bear certain servicing and distribution expenses in accordance with the Class B and Class C Service and Distribution Plans. See "Service and Distribution Plans."

                            PURCHASE OF FUND SHARES

The Distributor

     Premier Mutual Fund Services, Inc. serves as the Funds' distributor on a best efforts basis (the "Distributor") pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for funds in the Dreyfus Family of Funds and for certain other investment companies.

TeleTransfer Privilege

     TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 P.M., New York time, on any business day that Dreyfus Transfer, Inc., the Funds' transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's account in the relevant Fund on the next bank business day following such purchase order. Purchase orders made after 4:00 P.M., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, payments for purchase of a Fund's shares must be drawn on, and redemption proceeds paid to, the same bank and account as is designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Fund Shares--Stock Certificates; Signatures."


Sales Loads-Class A

     The scale of sales loads applies to purchases of Class A shares of the Capital Value Fund or the Strategy Fund made by any "purchaser," which term includes an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
Code) although more than one beneficiary is involved; or a group of accounts established by or on behalf of employees of an employer or affiliated employers pursuant to an employee benefit plan or other program (including accounts established pursuant to Sections 403(b), 408(k) and 457 of the Code); or an organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company and provided that the purchases are made through a central administration or a single dealer, or by other means which result in economy of sales effort or expense. The term "purchaser" shall not include an individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children and such individual and/or spouse purchasing securities on behalf of his or her IRA, Keogh Plan, or 403(b)(7) Plan to the extent such 403(b)(7) Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), custodial account or under certain employee benefit plans or other programs due to concerns that such aggregation might constitute a prohibited transaction under the Code or ERISA.

                           REDEMPTION OF FUND SHARES


Wire Redemption Privilege

     By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Ordinarily, a Fund will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt if the Transfer Agent receives the redemption request in proper form and the price for such payment will be at the next determined net asset value following such redemption request. Redemption proceeds will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form. Redemption proceeds, if wired, must be in the amount of $1,000 or more and will be wired to the investor's account at the bank of record designated in the investor's file at the Transfer Agent, if the investor's bank is a member of the Federal Reserve System, or to a correspondent bank if the investor's bank is not a member. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

     Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                                       Transfer Agent's
             Transmittal Code                          Answer Back Sign

                  144295                               144295 TSSG PREP

     Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TREED Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

     To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

Redemptions in Kind

     The Board of Directors reserves the right to make payments in whole or in part in securities or other assets of a Fund in case of an emergency or any time a cash distribution would impair the liquidity of that Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as that Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

Suspension of Redemptions

     The right of redemption may be suspended or the date of payment postponed by a Fund (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.

Stock Certificates; Signatures

     Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call 1-800-645-6561.


                              SHAREHOLDER SERVICES

Exchange Privilege

     Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

    A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

    B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.


    C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

    D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

    E. Shares of funds subject to a contingent deferred sales charge ("CDSC") that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

    To accomplish an exchange under item D above, shareholders must notify the Transfer Agent of their prior ownership of such fund shares and their account number.

    To request an exchange, an investor or the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege. By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

    Exchanges of Class R shares of the Capital Value Fund held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

    To establish a new account by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for shares of the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750.

To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among shares of the funds in the Dreyfus Family of Funds. To exchange shares held in personal retirement plans, the shares exchanged must have a current value of at least $100.

Auto-Exchange Privilege

    The Auto-Exchange Privilege permits an investor to purchase, in exchange for shares of a Fund, shares of another fund advised or administered by the Sub-Investment Adviser. This Privilege is available only for existing accounts. With respect to Class R shares of the Capital Value Fund held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative net asset value as described above under "Exchange Privilege." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if his account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

         The Exchange Privilege and the Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

         Shareholder Services Forms and prospectuses of other funds may be obtained by calling 1-800-645-6561. The Company reserves the right to reject any exchange request in whole or in part. The Exchange Privilege or the Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Automatic Withdrawal Plan

    The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of shares of a Fund, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. An Automatic Withdrawal Plan may be established by completing the appropriate application available from the Distributor. The Automatic Withdrawal Plan may be terminated at any time by the investor, a Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan. Class B or Class C shares of a Fund withdrawn pursuant to the Automatic Withdrawal Plan will be subject to any applicable CDSC.

Dividend Sweep

    The Dividend Sweep privilege allows investors to invest on the payment date their dividends or dividends and capital gains distributions, if any, from a Fund in shares of another fund advised or administered by the Sub-Investment Adviser of which the investor is a shareholder. Shares of other funds purchased pursuant to the Dividend Sweep will be purchased on the basis of relative net asset value per share as follows:

    A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without sales load.

    B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

    C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

    D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Corporate Pension/Profit-Sharing and Personal Retirement Plans

    Each Fund makes available to corporations a variety of prototype pension and profit sharing plans, including a 401(k) Salary Reduction Plan. In addition, each Fund makes available Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover Accounts," and 403(b)(7) Plans. Plan support services are also available. For details, please call toll free 1-800-358-5566.

    Investors who wish to purchase shares of a Fund in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

    The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

    Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian. Purchases for these plans may not be made in advance of receipt of funds.

    The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum on subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is normally $750 with no minimum on subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum investment of $250.

    The investor should read the Prototype Retirement Plan and the appropriate form of Custodial Agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

                        SERVICE AND DISTRIBUTION PLANS

    The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Service and Distribution Plans."


Service and Distribution Plan - Class A Shares

    Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. Because some or all of the fees paid for advertising or marketing the Class A shares of the Company and the fees paid to the Distributor and to certain banks, brokers, dealers or other financial institutions (collectively, "Service Agents") could be deemed to be payment of distribution expenses, the Company's Board of Directors has adopted such a plan with respect to the Class A shares of each Fund (the "Class A Service and Distribution Plan"). The Company's Board of Directors believes that there is a reasonable likelihood that the Class A Service and Distribution Plan will benefit each Fund and its Class A shareholders. In some states, banks or other financial institutions effecting transactions in Class A shares may be required to register as dealers pursuant to state law.

    Under the Class A Service and Distribution Plan, servicing shareholder accounts with respect to the Class A shares may include, among other things, one or more of the following: answering client inquiries regarding the Fund; assisting clients in changing dividend options, account designations and addresses; performing subaccounting; establishing and maintaining shareholder accounts and records; processing purchase and redemption transactions; investing client cash account balances automatically in Fund shares; providing periodic statements showing a client's account balance and integrating such statements with those of other transactions and balances in the client's other accounts serviced by the Service Agent; arranging for bank wires; and such other services as the Fund may request, to the extent the Service Agent is permitted by applicable statute, rule or regulation.

    For the fiscal period from July 15, 1992 (introduction of Class A shares) through April 30, 1993, the fiscal year ended April 30, 1994, the fiscal year ended April 30, 1995, and the fiscal year ended April 30, 1996 the Strategy Fund's Class A shares bore expenses of $33,323, $186,338, $60,311 and $261,869 respectively, pursuant to the Class A Service and Distribution Plan (formerly known as the "Account Maintenance Plan").

Service and Distribution Plans-Class B shares and Class C shares

    In addition to the above described Class A Service and Distribution Plan, the Company's Board of Directors has adopted a Class B Service and Distribution Plan and a Class C Service and Distribution Plan under the Rule with respect to Class B of the Capital Value Fund and Class C shares of each Fund, pursuant to which the Company, on behalf of the relevant Fund, pays the Distributor and Dreyfus Service Corporation for distributing such Fund's Class B shares (in the case of the Capital Value Fund) and Class C shares, respectively, and for the provision of certain services to the holders of such Class B and Class C shares. The Company's Board of Directors believes that there is a reasonable likelihood that the Class B Service and Distribution Plan will benefit the Capital Value Fund and its Class B shareholders and that the Class C Service and Distribution Plan will benefit each Fund and its Class C shareholders.


General

    Quarterly reports of the amounts expended under each of the Class A, Class B and Class C Service and Distribution Plans, and the purposes for which such expenditures were incurred, must be made to the Board of Directors for its review. In addition, the Class A, Class B and Class C Service and Distribution Plans each provide that it may not be amended to increase materially the cost which the Class A, Class B or Class C shares of a Fund, respectively, may bear pursuant to such plan without the approval of such Class A, Class B or Class C shareholders, respectively, and that other material amendments of the Class A, Class B or Class C Service and Distribution Plan must be approved by the Board of Directors, and by the Directors who are neither interested persons of the Company nor have any direct or indirect financial interest in the operation of such plans or in any agreements entered into in connection with such plans, by vote cast in person at a meeting called for the purpose of considering such amendments. The Class A, Class B and Class C Service and Distribution Plans and the related service agreements are subject to annual approval by such vote of the Board of Directors cast in person at a meeting called for the purpose of voting on the Class A, Class B and Class C Service and Distribution Plans. The Class A, Class B and Class C Service and Distribution Plans may each be terminated at any time, with respect to a Fund, by vote of a majority of the Directors who are not interested persons and have no direct or indirect financial interest in the operation of such plans or in any agreements entered into in connection with such plans or by vote of a majority of the Class A, Class B or Class C shares of a Fund, respectively. Any related service agreement may be terminated without penalty at any time, by such vote. Each service agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).


                            PORTFOLIO TRANSACTIONS

    The Strategy Fund's portfolio turnover rate for the period beginning May 28, 1988 (commencement of operations) and ending April 30, 1989 and the fiscal years ended April 30, 1990, April 30, 1991, April 30, 1992, April 30, 1993,

April 30, 1994, April 30, 1995 and April 30, 1996 were 38%, 40%, 16%, 89%, 56%,
31%, 100% and 96%, respectively. The Capital Value Fund commenced operations on July 25, 1996.

    The Investment Adviser has discretion to select brokers and dealers to execute portfolio transactions initiated by the Investment Adviser and to select the markets in which such transactions are to be executed. Each Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Investment Adviser is to seek the best combination of net price and execution for the relevant Fund. It is expected that securities will ordinarily be purchased in the primary markets, and that in assessing the best net price and execution available to a Fund, the Investment Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the size of the transaction, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by a Fund of participations may be pursuant to privately negotiated transactions pursuant to which that Fund may be required to pay fees to the seller or forego a portion of payments in respect of the participation.

    In selecting brokers to execute particular transactions and in evaluating the best net price and execution available, the Investment Adviser is authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934). The Investment Adviser is also authorized to cause a Fund to pay to a broker who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker would have charged for effecting that transaction. The Investment Adviser must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Investment Adviser exercises investment discretion. The Investment Adviser may also have arrangements with brokers pursuant to which such brokers provide research services to the Investment Adviser in exchange for the placement of transactions with such brokers. Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Investment Adviser in servicing all of the accounts of the Fund for which investment discretion is exercised by the Investment Adviser, and not all such services may be used by the Investment Adviser in connection with the Funds. The research services provided may include, among other things, market quotation and news services, portfolio analytic systems and support, access to economic databases and analyses of macroeconomic and financial trends.

    Each Investment Advisory Agreement requires the Investment Adviser to provide fair and equitable treatment to the relevant Fund in the selection of portfolio investments and the allocation of investment opportunities as between that Fund and the Investment Adviser's other investment management clients, but does not obligate the Investment Adviser to give that Fund exclusive or preferential treatment. It is likely that from time to time the Investment

Adviser may make similar investment decisions for a Fund and its other clients. In some cases, the simultaneous purchase or sale of the same security by a Fund and another client of the Investment Adviser could have a detrimental effect on the price or volume of the security to be purchased or sold, as far as that Fund is concerned. In other cases, coordination with transactions for other clients and the ability to participate in volume transactions could benefit the Fund engaging in the transaction.

                    ADDITIONAL INFORMATION CONCERNING TAXES

General

    The Strategy Fund has qualified, and the Capital Value Fund intends to qualify and elect, to be treated as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of any of the following held for less than three months: stock or securities, or options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies), or foreign currencies (or options, futures or forward contracts on foreign currencies) but only if such currencies (or options, futures or forward contracts) are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stocks or securities (the "30% Limitation"); and (c) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, United States Government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than United States Government securities). These requirements may restrict the degree to which a Fund may realize short-term gains and limit the range of that Fund's investments.

    As a RIC, a Fund will not be subject to Federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and "net capital gains" (i.e., the excess of the Fund's net long-term capital gains over net short-term capital losses), if any, that it distributes in each taxable year to its shareholders, provided that the Fund distributes at least 90% of its net investment income for such taxable year. However, a Fund would be subject to corporate income tax (currently at a rate of 35%) on any undistributed net investment income and net capital gains. Each Fund expects to designate amounts retained as undistributed net capital gains in a notice to its shareholders who will be (i) required to include in income for United States federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (ii) entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gains included in the shareholder's income.

    Each Fund will be subject to a nondeductible 4% federal excise tax to the extent that the Fund does not distribute by the end of each calendar at least 98% of its ordinary income for such year, at least 98% of its net capital gain income (generally the excess, if any, of its capital gains over its capital losses) for the one-year period ending, as a general rule, on October 31 of that year, plus 100% of any ordinary income and net capital gain income for the preceding calendar year that was not distributed during such year. For this purpose, any income or gain retained by that Fund that is subject to a corporate tax will be considered to have been distributed by year-end.

Original Issue Discount

    Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations such as certain Brady Bonds or zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over the basis of the security immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its investors. The extent to which a Fund may liquidate securities at a gain may be limited by the 30% limitation discussed above.

Foreign Withholding Taxes

    A Fund may be subject to certain taxes imposed by foreign countries with respect to its income and capital gains. If a Fund qualifies as a RIC, certain distribution requirements are met and more than 50% in value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect to treat any foreign income taxes paid by it as paid by its shareholders. If eligible, each Fund intends to make this election. If a Fund makes this election, its shareholders will be required to include in income their respective pro rata portions of foreign income taxes paid by the Fund and, if they itemize their deductions, will be entitled to deduct such respective pro rata portions in computing their taxable incomes or, alternatively, to claim foreign tax credits (subject to the limitations discussed below). Each year that the Fund makes this election, it will report to its shareholders the amount per share of foreign income taxes it has elected to have treated as paid by its shareholders.

    Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder's United States tax attributable to his or her total foreign source taxable income. For this purpose, the source of a Fund's income flows through to its shareholders. A Fund's gains from the sale of securities will be treated as derived from United States sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from United States sources. The limitation on the foreign tax credit is applied separately to certain categories of income and the related foreign taxes. In addition, the foreign tax credit is allowed to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders of a Fund may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.

    The foregoing is only a general description of the treatment of foreign withholding or other foreign taxes under the United States federal income tax laws. Because the availability of a credit or deduction depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Options, Futures and Foreign Currency Transactions

    A Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore affect the character, amount and timing of distributions to stockholders. These provisions also may require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each taxable year) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections, and will make the appropriate entries in its books and records when it acquires any foreign currency, option, future contract, forward contract, or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company and minimize the imposition of income and excise taxes.

Investments in Passive Foreign Investment Companies

    If a Fund purchases shares in a foreign investment company treated for U.S. federal income tax purposes as a "passive foreign investment company" (a "PFIC"), the Fund making the purchase may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains. If a Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, that Fund might be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above in the Prospectus.

    In the case of PFIC stock owned by a RIC, proposed Treasury regulations not currently in effect provided for a mark-to-market election for RICs that would permit a RIC to elect to mark-to-market stock in a PFIC annually and thereby avoid the need for a RIC to make a QEF election. These regulations would be effective for taxable years ending after promulgation of the regulations as final regulations.

    As indicated in the Prospectus, descriptions of tax consequences set forth in this Statement of Additional Information and the Prospectus are intended to be a general guide. Investors should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequences of ownership in either Fund.


                            PERFORMANCE INFORMATION

    The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Certain Information Regarding Performance."

    For purposes of quoting and comparing the performance of each Class of a Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return and yield. Total return and yield quotations are computed separately for each Class of shares of a Fund. Under the rules of the SEC ("Commission Rules"), funds advertising performance must include average annual total return quotes calculated according to the following formula:

                                        n
                                  P(1+T) =ERV

                 Where:   P   =   a hypothetical initial payment of $1,000

                          T   =   average annual total return

                          n   =   number of years (1, 5 or 10)

                          ERV =   ending redeemable value of a
                                  hypothetical $1,000 payment made
                                  at the beginning of the 1, 5 or
                                  10 year periods at the end of
                                  the 1, 5 or 10 year period (or
                                  fractional portion thereof).

    Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication. The Capital Value Fund presents performance information for each Class of shares commencing with the inception of its predecessor, the Dreyfus Capital Value Fund, Inc.

(the "Dreyfus Capital Value Fund"). The Strategy Fund presents performance information for each Class of shares commencing with the Strategy Fund's commencement. Performance information for the period prior to August 1, 1991 reflects the performance of the Strategy Fund as a closed-end fund and does not reflect payment of the underwriting discount paid in connection with the initial public offering of the Strategy Fund's shares as a closed-end fund. In addition, as an open-end fund, the Strategy Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares. Performance information for Class A and Class C shares of the Strategy Fund may also reflect performance for time periods prior to the introduction of such Class, and performance for such prior time periods will not reflect any fees and expenses payable by such Class that were not borne by the Strategy Fund prior to the introduction of such Class.

    A Class' average annual total return figures calculated in accordance with the foregoing formula assume that in the case of Class A of each Fund the maximum sales load has been deducted from the hypothetical initial investment at the time of purchase or in the case of Class B of the Capital Value Fund or Class C of the Strategy Fund the maximum applicable CDSC has been paid upon redemption at the end of the period. Total return or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) presented that would equate the initial amount invested to the ending redeemable value.

    Performance information presented by a Fund with respect to Class A, Class B (if applicable) and Class C is restated to reflect the maximum front end sales load (with respect to Class A) or CDSC (with respect to Class B and Class
C) payable by such Class of that Fund at the time the performance information is presented, but is based upon the distribution and service fees and other expenses actually paid for the periods presented, rather than the distribution and service fees and other expenses payable by the Class of that Fund at the time the performance information is presented. Performance information with respect to Class A of a Fund will reflect annual 12b-1 fees paid by Class A of the Fund at the rate of .25 of 1% of the value of the average daily net assets of Class A of the Fund plus certain additional expenses associated with preparing, printing and distributing prospectuses. Performance information with respect to Class B (if applicable) or Class C of a Fund will reflect an annual distribution fee at the rate of .75 of 1% of the value of the average daily net assets of Class B or Class C of the Fund, as the case may be, an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class B or Class C of the Fund, as the case may be, and certain additional incremental shareholder administrative expenses resulting from the deferred sales charge arrangements.

    Prior to January 15, 1993, the Dreyfus Capital Value Fund did not offer Class B shares and, prior to August 24, 1995, the Dreyfus Capital Value Fund did not offer Class C or Class R shares. Performance information with respect to Class B or C of the Dreyfus Capital Value Fund for the periods prior to the inception of those Classes does not reflect any distribution or service fees or additional incremental shareholder administrative expenses resulting from the deferred sales charge arrangements because such fees and expenses were not paid during that period. Class B performance information for the period of the Dreyfus Capital Value Fund's inception to the inception of Class B reflects the annual service and distribution fees paid by Class A, and therefore does not reflect the higher distribution and service fees and additional incremental shareholder administrative expenses payable by Class B because such higher fees and expenses were not paid during that period. Capital Value Fund Class C performance information for the period of the Dreyfus Capital Value Fund's inception to the inception of Class C reflects the performance information for Class B (which, prior to its inception, reflects the annual service and distribution fees paid by Class A) and, therefore, with respect to the period prior to the inception of Class B, does not reflect the higher distribution and service fees and additional incremental shareholder administrative expenses payable by Class C because such higher fees and expenses were not paid during the period prior to the inception of Class B. Class R performance information for the period of the Dreyfus Capital Value Fund's inception to the inception of Class R reflects the performance information for Class A of the Capital Value Fund.

    Prior to August 1, 1995, the Strategy Fund did not offer Class C shares. Performance information with respect to Class C of the Strategy Fund for the period prior to July 15, 1992 does not reflect any distribution or service fees or additional incremental shareholder administrative expenses resulting from the deferred sales charge arrangements because such fees and expenses were not paid during that period. Performance information with respect to Class C of the Strategy Fund for the period from July 15, 1992 to August 1, 1995 reflects the annual 12b-1 fees paid by Class A of the Strategy Fund, and therefore does not reflect the higher distribution and service fees and additional incremental shareholder administrative expenses payable by Class C because such higher fees and expenses were not paid during that period. Performance information with respect to Class C of the Strategy Fund for the period subsequent to the date of Class C shares are first offered will reflect an annual distribution fee at the rate of .75 of 1% of the value of the average daily net assets of Class C of the Strategy Fund, an annual service fee at the rate of .25 of 1% of the value of the average daily net assets of Class C of the Strategy Fund, and certain additional incremental shareholder administrative expenses resulting from the deferred sales charge arrangements. Performance information presented by the Strategy Fund with respect to Class O is restated to reflect the maximum front end sales load payable at the time the Fund last offered Class O shares.

    The following tables set forth the average annual total return for Class A, Class B, Class C and Class R shares of the Capital Value Fund for certain periods of time each ending April 30, 1996, based upon the performance of the Dreyfus Capital Value Fund, the Fund's predecessor. Investors should note that information presented in the tables for Class B, Class C and Class R shares prior to their inception is based on the historical expenses and performance of a predecessor class and does not reflect the relative expenses that an investor would incur as a holder of Class A, Class B, Class C or Class R shares of the Capital Value Fund. Accordingly, the table should not be utilized in evaluating whether Class A, Class B, Class C or Class R shares would best suit an investor's needs. In evaluating the relative merits of such shares, investors should refer to "The Funds' Expenses" and "Alternative Purchase Methods" in the Funds' Prospectus.


                      Comstock Partners Capital Value Fund



                                                        Class A                                       Class B<F3>
                                          Total Return        Average Annual Return        Total Return        Average Annual Return
                                       at N.A.V.   with LOAD   at N.A.V.   with LOAD    at N.A.V.  with CDSC   at N.A.V   with CDSC
                                      ---------   ----------  ----------  ----------    ---------  ----------  ---------   ---------

Inception (October 10, 1985)          147.03%     135.96%       8.94%      8.47%         140.15%               8.65%
10 Year                                76.53%      68.63%       5.85%      5.36%          71.62%               5.55%
Policy Inception (April 28,
1987)<F2>                              55.77%      48.72%       5.04%      4.50%          51.43%               4.71%
5 Year                                  2.66%      -1.93%       0.53%     -0.39%          -0.20%     -1.87%   -0.04%        -0.38%
1 Year                                 -1.39%      -5.86%      -1.39%     -5.86%          -2.10%     -5.87%   -2.10%        -5.87%


                                                         Class C<F3>                                         Class R
                                                                                                                   Average Annual
                                         Total Return                 Average Annual Return      Total Return         Return
                                 at N.A.V.        with CDSC       at N.A.V.        with CDSC     at N.A.V            at N.A.V.
                                 ---------        ---------       ---------        ---------     --------            ---------


Inception (October 10, 1985)       139.79%                          8.64%                             147.63%         8.97%
10 Year                             71.36%                          5.53%                              76.97%         5.87%
Policy Inception (April 28, 1987)   51.21%                          4.70%                              56.15%         5.07%
5 Year                              -0.34%                         -0.07%                               2.91%         0.58%
1 Year                              -2.24%           -3.17%        -2.24%            -3.17%            -1.15%        -1.15%
____________________

<F1>   Performance information assumes dividend reinvestment.
<F2>   On April 28, 1987, Comstock Partners, Inc., the Capital Value Fund's
       Investment Adviser, became the Dreyfus Capital Value
       Fund's Sub-Investment Adviser.
<F3>   Class B shares of the Capital Value Fund were introduced on January 15,
       1993 and Class C shares were introduced on August 24, 1995. Performance information prior to January 15, 1993 does not reflect service and distribution fees borne by Class B and C shares and certain other expenses borne by Class B and C shares which are greater than those borne by Class A shares and which, if reflected, would reduce the performance quoted.



    The following tables set forth the average annual total returns for Class O, Class A and Class C shares of the Strategy Fund for certain periods of time each ending April 30, 1996.(1) Class O shares are no longer issued by the fund except in connection with the reinvestment of dividends on outstanding Class O shares. Investors should note that information presented in the tables for Class A and Class C shares is based upon historical expenses of the Strategy Fund which do not reflect the relative expenses that an investor would incur as a holder of Class A or Class C shares of the Strategy Fund. Accordingly, the table should not be utilized in evaluating whether Class A or Class C shares would best suit an investor's needs. In evaluating the relative merits of Class A and Class C shares of the Strategy Fund, investors should refer to "The Funds' Expenses" and "Alternative Purchase Methods" in the Funds' Prospectus.


                                                   Comstock Partners Strategy Fund

                                                    Average Annual Total Return
                                             With Deduction of Applicable Sales Charges

                                                                                                                    Since
                                                                                                                 Commencement
                                           One Year               Three Years            Five Years              of Operations
                                           --------               -----------            ----------              -------------


Class O<F2> . . . . . . . . . . .        -1.96%                   3.40%                  5.07%                    7.57%
Class A<F3><F4> . . . . . . . . .        -2.22%                   3.09%                  4.83%                    7.39%
Class C<F5><F6> . . . . . . . . .         0.99%                   4.54%                  5.70%                    7.96%



                                                     Average Annual Total Return
                                            Without Deduction of Applicable Sales Charges

                                                                                                               Since
                                                                                                            Commencement
                                                        One Year       Three Years        Five Years       of Operations
                                                        --------       -----------        ----------        -------------

Class O . . . . . . . . . . . . . . . . . . . . .        2.66%             55.00%         67.04%            8.19%
Class A<F4> . . . . . . . . . . . . . . . . . . .        2.40%             4.69%          5.80%             8.02%
Class C<F6> . . . . . . . . . . . . . . . . . . .        1.96%             4.54%          5.70%             7.96%
____________________

<F1>  Performance information assumes dividend reinvestment. Performance information for the period prior to August 1, 1991 reflects performance of the Strategy Fund as a closed-end fund (assuming dividend reinvestment pursuant to the Strategy Fund's Dividend Reinvestment Plan as then in effect); as an open-end fund the Strategy Fund incurs certain additional expenses as a result of the continuous offering and redemption of its shares.
<F2>  Performance information has been restated to reflect the maximum initial sales charge payable on Class O shares when the Strategy Fund last offered such shares.
<F3>  Performance information has been restated to reflect the maximum initial sales charge payable on Class A shares of the Strategy Fund.
<F4>  Because Class A shares of the Strategy Fund were not actually introduced until July 15, 1992, performance information for the period prior to July 15, 1992 does not reflect service and distribution fees borne by Class A shares which, if reflected, would reduce the performance quoted.
<F5>  Performance information has been restated to reflect any applicable CDSC with respect to Class C shares of the Strategy Fund in lieu of the maximum initial sales charge payable on Class A shares.
<F6>  Prior to August 1, 1995, the Strategy Fund did not offer Class C shares.
      The performance information presented is based upon the performance information for other Classes of the Strategy Fund, and does not reflect service and distribution fees and certain other expenses borne by Class
      C shares of the Strategy Fund which are greater than those borne by Class A shares and which, if reflected, would reduce the performance quoted.

                                                        ____________________

    Each Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing a Fund's total return with data published by Lipper Analytical Services, Inc., or similar independent services or financial publications, each Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in each Class of Fund shares at the Fund's commencement of operations (and assuming the reinvestment of each dividend or other distribution pursuant to the Strategy Fund's Dividend Reinvestment Plan for the period when the Strategy Fund was a closed-end fund) and, thereafter, at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

    The Funds may from time to time include discussions or illustrations of the potential investment goals of a prospective investor (including materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting, questionnaires designed to help create a personal financial profile, worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return and action plans offering investment alternatives), investment management techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic and political conditions and the relationship between sectors of the economy and the economy as a whole, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements, sales literature, communications to shareholders or other materials may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Funds' Investment Advsier and/or the Sub-Investment Adviser as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. In addition, selected indices may be used to illustrate historic performance of select asset classes. The Funds may also include in advertisements, sales literature, communications to shareholders or other materials, charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements, shareholder communications or other materials may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternative to certificates of deposit and other financial instruments. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein. Materials may include lists of representative clients of the Investment Adviser. Materials may refer to the CUSIP numbers of the various classes of the Funds and may illustrate how to find the listings of the Funds in newspapers and periodicals.

    Past performance is not predictive of future performance. All advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    Advertisements and communications of a Fund may compare the performance of that Fund's shares with that of other mutual funds, as reported by Lipper Analytical Services, Inc. or similar independent services or financial publications, and may also contrast the Fund's investment policies and portfolio flexibility with other mutual funds. From time to time, advertisements and other materials and communications of the Funds may cite statistics to reflect the performance over time of a Fund's shares, utilizing comparisons to indexes such as the Lehman Brothers Government Bond Index, the

Lehman Brothers Corporate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers High Grade Corporate Bond Index and the S&P 500 Index. From time to time, advertising materials for the Funds may refer to the Dreyfus Corporation's standing in the financial community, to the role it plays or has played in the mutual fund industry, and to statistical or other information concerning trends relating to investment companies, as compiled by industry associations such as the Investment Company Institute. The Funds' advertising materials also may refer to the integration of the world's securities markets, discuss the investment opportunities available worldwide and mention the increasing importance of an investment strategy including foreign investments. In addition, advertising materials for the Funds may include the Investment Adviser's analysis of, or outlook for, the economy or financial markets, compare the Investment Adviser's analysis or outlook with the views of others in the financial community, and refer to the expertise of the Investment Adviser's personnel and their reputation in the financial community. From time to time advertising materials for the Funds also may refer to Morningstar ratings and related analyses supporting the rating.


                                NET ASSET VALUE

    Securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for many debt securities this ordinarily will be the over-the-counter market. Notwithstanding the above, debt securities may be valued on the basis of prices provided by an independent pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to specified securities.

Securities not priced in this manner are valued at the mean of the most recent bid and asked quotations, or when available, at the latest quoted sale price on the date of valuation. When a Fund writes a call option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last asked price. Options purchased by a Fund are valued at the last bid price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the average of the last bid price as obtained from two or more dealers. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by the Board of Directors. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the exchange rates prevailing as of 11:30 a.m., New York time. Short-term debt securities having a value of 60 days or less from the valuation date are valued on an amortized cost basis. The values of other assets and securities for which no current quotations are readily available are determined in good faith at fair value using methods determined by the Board of Directors.

    As stated in the Prospectus, each Fund's net asset value per share for each Class of that Fund's common stock for the purpose of pricing purchase and redemption orders is determined as of 15 minutes after the close of business on the New York Stock Exchange (generally 4:00 p.m., New York time) on each business day. As used in the Prospectus, "business day" refers to those days when the Investment Adviser, Princeton, the Transfer Agent and the New York Stock Exchange are all open for business, which is Monday through Friday, except for holidays. As of the date of this Statement of Additional Information, such holidays are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                                 CAPITAL STOCK

    All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class (for example, matters pertaining to the service and distribution plan for Class A shares of the Company shall be voted on only by holders of Class A shares of the relevant Fund). Under the 1940 Act, the term "majority," when referring to the approvals to be obtained from shareholders in connection with general matters affecting a Fund, means the vote of the lesser of (i) 67% of that Fund's shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of that Fund's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

    Each share of a portfolio of the Company is entitled to such dividends and distributions out of the assets belonging to that portfolio as are declared in the discretion of the Company's Board of Directors. In determining the Fund's net asset value, assets belonging to the Fund are credited with a proportionate share of any general assets of the Company not belonging to the Fund and are charged with the direct liabilities in respect of that Fund and with a share of the general liabilities of the Company. The general liabilities of the Company are normally allocated in proportion to the relative net asset values of the respective portfolios of the Company at the time of distribution.

    Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

    Under the Company's Articles of Incorporation and Maryland law, directors and officers of the Company are not liable to a Fund or its stockholders except for (i) receipt of an improper personal benefit by a director or officer or
(ii) active and deliberate dishonesty of a director or officer that is material to a cause of action in which a judgment is entered against such person. The Company's Articles of Incorporation require that it indemnify its directors and officers made party to any proceedings by reason of service in such capacities unless it is proven that (i) the act or omission of a director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or with active and deliberate dishonesty, (ii) a director or officer received an improper personal benefit or (iii) in the case of a criminal proceeding, a director or officer had reasonable cause to believe that his act or omission was unlawful. These provisions are subject to the limitation under the 1940 Act that no director or officer may be protected against liability to the Company for willful misfeasance, bad faith, gross negligence or reckless disregard for the duties of his office.


                                   CUSTODIAN

    The Bank of New York acts as the U.S. and international custodian for the Capital Value Fund and U.S. custodian for the Strategy Fund. Brown Brothers Harriman & Co. acts as the international custodian for the Strategy Fund. Under their respective Custodian Agreements, The Bank of New York and Brown Brothers, as the case may be, are authorized to establish accounts for foreign securities owned by the relevant Fund to be held with foreign branches of United States banks as well as with certain foreign banks and securities depositaries. The custodians do not determine the investment policies of the Funds, nor decide which securities the Funds will buy or sell.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

    Dreyfus Transfer, Inc., a wholly owned subsidiary of the Sub-Investment Adviser, is located at One American Express Plaza, Providence, Rhode Island 02903, and serves as the Funds' transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, on behalf of each of the Funds, the Transfer Agent arranges for the maintenance of shareholders account records for the Funds, the handling of certain communications between shareholders and the Funds and the payment of dividends and distributions payable by the Funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Funds during the month, and is reimbursed for certain out-of-pocket expenses. The Transfer Agent has no part in determining the investment policies of either Fund or which securities are to be purchased or sold by a Fund.

                                    EXPERTS

    Ernst & Young LLP serves as the independent auditors for the Funds. The financial statements of the Strategy Fund and the Dreyfus Capital Value Fund (the predecessor to the Capital Fund) included in this Statement of Additional Information have been so included in reliance upon the report of Ernst & Young LLP, independent auditors, given on the authority of that firm as experts in auditing and accounting.

                               OTHER INFORMATION

    The Prospectus and this Statement of Additional Information do not contain all the information included in the Company's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respect by such reference.